UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.___)

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Filed by a Party other than the Registrant           ☐

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☐     Preliminary Proxy Statement

☐     Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐     Definitive Proxy Statement

☒     Definitive Additional Materials

☐     Soliciting Material Pursuant to §240.14a-12

QUALSTAR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copy to:

Keith E. Gottfried, Esq.

Alston & Bird LLP

The Atlantic Building

950 F. Street, N.W.

Washington, DC 20004-1404

(202) 239-3679

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Qualstar Corporation, a California corporation (“Qualstar” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its shareholders in connection with its 2013 Annual Meeting of Shareholders and at any and all adjournments or postponements thereof (the “2013 Annual Meeting”). In connection with its 2013 Annual Meeting, Qualstar has filed a definitive proxy statement and a WHITE proxy card with the SEC on June 4, 2013, and has commenced the mailing of a definitive proxy statement and WHITE proxy card to its shareholders.

Letter to Shareholders sent on June 10, 2013

Attached hereto as Exhibit 1 is a letter to shareholders that Qualstar sent on June 10, 2013.

Press Release issued on June 10, 2013

Attached hereto as Exhibit 2 is a press release that Qualstar issued on June 10, 2013 announcing that it had sent a letter to shareholders.

Additional Information and Where To Find It

In connection with its 2013 Annual Meeting, Qualstar has filed a definitive proxy statement and a WHITE proxy card with the SEC on June 4, 2013, and has commenced the mailing of a definitive proxy statement and WHITE proxy card to its shareholders. WE URGE INVESTORS AND SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND WHITE PROXY CARD FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT QUALSTAR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Qualstar with the SEC in connection with the 2013 Annual Meeting at the SEC’s website (www.sec.gov), at Qualstar’s website (www.qualstar.com) or by writing to Mr. Lawrence D. Firestone, President and Chief Executive Officer, Qualstar Corporation, 3990-B Heritage Oak Court, Simi Valley, CA 93063. Copies of the proxy materials may be requested from the Company’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

Certain Information Regarding Participants in the Solicitation

Qualstar, its directors, nominees for director and certain officers, employees and other persons are deemed to be participants in the solicitation of proxies from shareholders in connection with the 2013 Annual Meeting of Shareholders. Information regarding the interests of such participants is included in the definitive proxy statement and other relevant documents filed and to be filed by Qualstar with the SEC in connection with the proxy solicitation.

EXHIBIT 1

June 10, 2013

Dear Qualstar Shareholder:

We have previously mailed you management’s proxy materials for Qualstar Corporation’s upcoming 2013 Annual Meeting of Shareholders to be held on Friday, June 28, 2013. Since this is an important meeting, we encourage you to read these materials carefully.

Qualstar strongly urges you to vote only the WHITE proxy card and discard any gold proxy card you may receive from BKF Capital Group, Inc. and its controlling shareholder, Steven N. Bronson, and reject their latest attempt to obtain control of Qualstar without paying you a control premium. BKF and Mr. Bronson have launched a proxy contest to take control of Qualstar by attempting to replace the entire membership of your Board with their own hand-picked nominees. Their proxy contest comes on the heels of being rebuffed earlier this year in their opportunistic attempt to take control of Qualstar through an unsolicited, coercive, partial tender offer at an inadequate price that would have deprived tendering shareholders of the ability to participate in the future growth and value potential of Qualstar.

Once again, Mr. Bronson and BKF are forcing your Board and management team to devote significant resources – management time and shareholder money – to protect the interests of ALL shareholders, when these resources could better be devoted to continuing to implement our strategic plan to transform and refocus Qualstar on its core businesses and, accordingly, drive sustainable revenue, profitable growth and increasing returns for ALL shareholders.

PROTECT YOUR INVESTMENT BY

VOTING THE WHITE PROXY CARD TODAY

Your Board of Directors strongly urges you to protect your investment and vote to elect your Board’s five very experienced and highly qualified nominees – Allen H. Alley, Chester Baffa, Lawrence D. Firestone, Gerald J. “Bud” Laber and Daniel C. Molhoek – by voting the enclosed WHITE proxy card by telephone, Internet or by signing, dating and returning the enclosed WHITE proxy card in the postage paid envelope provided. This may be the most important vote you have ever made regarding Qualstar and its future.

YOUR BOARD HAS TAKEN SWIFT AND DECISIVE ACTION TO POSITION

QUALSTAR FOR LONG-TERM GROWTH AND PROFITABILITY WHICH WE BELIEVE WILL ULTIMATELY ENHANCE THE VALUE OF YOUR INVESTMENT

Over the past year, your Board has taken swift and decisive action to position Qualstar for long-term growth and profitability which we believe will ultimately enhance the value of your investment. Over the past 12 months, almost every part of Qualstar has been transformed, including the addition of new management and independent Board members who we believe have been instrumental to our progress.

PLEASE VOTE THE WHITE PROXY CARD TODAY

Your Board and the new leadership team are completely focused on driving increased shareholder value and have made significant strides in this area that are not yet fully reflected in our financial results. We have put in place and are executing a strategy that will position us to increase margins, generate profits and cash flow, simplify and streamline our business, leverage our industry-leading technology and resources to capitalize on large and growing markets for big data SaaS storage and distributed power supplies.

That transformation began last June when your Board appointed Lawrence D. Firestone, a highly-qualified and experienced executive, to serve as Chief Executive Officer and President of Qualstar and chart a course to transform Qualstar from being a high overhead, low margin, manufacturing-based company to a highly scalable, high margin, low overhead business that is positioned to expand its presence significantly in both the big data SaaS storage and distributed power supply markets and, thereby, create a platform for long-term growth, sustainable profitability, market leadership and increasing returns for investors. Mr. Firestone came to Qualstar with over 30 years of operations and financial management experience in global public and private companies, including significant successful turnaround and M&A expertise. Mr. Firestone was appointed to succeed William J. Gervais, who co-founded Qualstar and led it for close to 30 years as its Chief Executive Officer and President.

Qualstar’s new leadership team, led by Mr. Firestone, has designed, announced and committed to a detailed strategic plan to leverage our high performance product portfolio and re-architect Qualstar for increased shareholder value by driving profitability, cash flow and growth.

Key aspects of the strategic plan being spearheaded by Mr. Firestone include the following:

●

Strengthening leadership, functional and operational expertise: In addition to appointing Mr. Firestone as Chief Executive Officer and President, Qualstar has made other key management changes that strengthen the leadership and functional and operational expertise it needs to execute its refocused strategy. Since August 2012, we have added a Vice President of Sales for the data storage business, a senior executive in charge of operations, a new Chief Financial Officer, specialists in business systems and legal affairs, regional sales management, and other leadership that is driving progress at a break-neck pace.

●

Margin expansion. Historically, Qualstar was a manufacturing company with different product lines, carrying significant inventory and high fixed costs. With the recent outsourcing of Qualstar’s storage product manufacturing to our world-class outsourced contract manufacturing partner, CTS Electronics Manufacturing Solutions, we have taken a significant step forward in transforming Qualstar’s value proposition from being a high overhead, manufacturing-based company to a lower overhead company focused on engineering and sales.

►

We completed the outsourcing of our storage product manufacturing in less than six months, and while we have increased our GAAP gross margins by 370 basis points year-over-year to 29.5% in the third fiscal quarter alone, we expect gross margins to exceed 40% from this transition.

►

With Qualstar tape library products now rolling off the CTS production lines, the renowned quality and reliability of our products remains intact. This was driven in no small part by the fact that the vast majority of our skilled manufacturing staff is now employed at CTS, assembling those same Qualstar products on a volume basis.

●

Improved working capital management. Under our agreement with CTS, we no longer need to carry component or raw material inventory for our storage products, which has freed up working capital. This is strengthening Qualstar’s balance sheet and positioning us for increased financial leverage going forward.

PLEASE VOTE THE WHITE PROXY CARD TODAY

●	Revenue growth. Now that our highly efficient outsourced manufacturing strategy is largely in place, we are turning our focus to the next strategic objective in our plan – growing revenues.

►

As a nimble sales and engineering organization, backed by completely scalable ISO 9000 manufacturing processes, Qualstar is now positioned to capture an increasing number of larger and more profitable sales opportunities.

►	We have been diligently at work growing our sales channels by adding VARs worldwide in both our power supply and storage businesses.

►

We are particularly excited by the recent announcement of our alliance with Hitachi Data Systems, a partnership made possible by our investments in outsourced manufacturing scalability. We believe this to be the first of many alternative sales channels that we are pursuing to augment our more traditional value-added reseller (VAR) channels and grow our installed base.

►

Our partners now see Qualstar as a true industry technology, thought and market leader, with confidence in our ability to deliver the volume needs of Tier One customers. As we continue to expand our channels week by week, we are increasing Qualstar’s brand awareness and market presence while exploring other channel arrangements as well.

●

Reenergized product development. In the two markets we serve – data storage and power conversion – the Qualstar name has always stood for the two most desirable attributes of products for those markets: quality and reliability. Our engineers at Qualstar know how to design the products customers want with the reliability they demand. Importantly, they continue to improve upon them with every generation. As part of our strategic turnaround plan, we are reenergizing the product development spirit at Qualstar.

►

Along with our other improvements, we have added meaningful structure to our engineering department to enhance our new product development. From leadership, to strengthening our processes, to adding outside resources to augment the skills of our team, we have significantly increased our expertise in testing, prototyping and reduced our time to market. With these streamlined processes in place, we are now poised to use the strength of our revitalized engineering department to expedite the development new products for existing and emerging markets.

●	Exit from unprofitable businesses. Unprofitable product lines, including legacy tape libraries and touchless pointing products, have been exited.

●	Growth by acquisitions. In addition to organic growth, we are actively exploring opportunities for sales growth through partnerships and acquisitions in both the data storage and power supply markets.

TO OVERSEE THE TRANSFORMATION OF QUALSTAR,

THE BOARD HAS ADDED THREE NEW INDEPENDENT AND HIGHLY QUALIFIED DIRECTORS AND APPOINTED AN INDEPENDENT CHAIRMAN

PLEASE VOTE THE WHITE PROXY CARD TODAY

Over the past year, in addition to a new CEO and new CFO, Qualstar has added three new independent, highly qualified directors: Allen H. Alley, Gerald J. “Bud” Laber and Daniel C. Molhoek. The addition of these three directors, each of whom is a nominee for election to the Qualstar Board at the 2013 Annual Meeting, shows Qualstar’s continuing commitment to enhancing the composition of its Board with highly qualified, very experienced, proven business leaders with relevant expertise and fresh perspectives that enhances the breadth and depth of the Qualstar Board. Each of these new directors comes to your Board with extensive experience as members of the boards of directors of other public companies and experience in advising companies in turnaround environments. Of the four incumbent directors standing for reelection at the 2013 Annual Meeting, Allen H. Alley, Lawrence D. Firestone, Gerald J. “Bud” Laber and Daniel C. Molhoek, all but Mr. Firestone have been added to the Board since the last annual meeting.

In addition, Mr. Alley has been appointed as non-executive Chairman of the Qualstar Board. The appointment of an independent director to serve as Chairman of the Qualstar Board reinforces Qualstar's commitment to strong and independent corporate governance for the benefit of all our shareholders.

QUALSTAR IS POSITIONED FOR A BRIGHT FUTURE

We believe that the progress that has been made in transforming Qualstar into a highly scalable, low overhead business, with the volume capacity and variable cost of outsourced manufacturing that is now available to it, has positioned Qualstar to expand its presence significantly in both the big data SaaS storage and distributed power supply markets and has created a platform for long-term growth, sustainable profitability, market leadership and increasing returns for investors.

We believe that Qualstar’s future has never looked more promising and that ALL Qualstar shareholders should have the ability to participate in, and benefit from, the future growth and value potential of Qualstar that is being unlocked by the ongoing transformation of Qualstar.

BKF AND MR. BRONSON ARE ONCE AGAIN TRYING TO TAKE CONTROL

OF QUALSTAR WITHOUT PAYING YOU A CONTROL PREMIUM

The proxy contest by BKF and Mr. Bronson to replace the entire membership of the Qualstar Board with their “handpicked” nominees (and, thereby, facilitate their self-interested agenda) represents the third attempt by BKF and Mr. Bronson to take control of Qualstar without paying shareholders an appropriate premium for such control. Qualstar calls to the attention of shareholders the following previous failed attempts by BKF and Mr. Bronson to take control of Qualstar without paying shareholders an appropriate control premium:

●

BKF’s failure to take control of Qualstar through an unsolicited, coercive and inadequate partial tender offer - Had the tender offer been completed and fully subscribed, BKF and Mr. Bronson would have collectively owned approximately 43.2% of Qualstar’s outstanding shares, tendering shareholders would have been deprived of the ability to participate in, and benefit from, the future growth and value potential of Qualstar, and non-tendering shareholders would have been left with a very illiquid security in a company controlled by BKF and Mr. Bronson. While the tender offer’s termination eliminated the need for the Qualstar Board to make a recommendation, it was the unanimous view of your Board that BKF’s unsolicited partial tender offer was inadequate and was not in the best interests of Qualstar and all of its shareholders.

●

BKF’s failure to take control of Qualstar through a special meeting of shareholders – A year ago, BKF and Mr. Bronson were rebuffed in their attempt to replace the entire membership of your Board at a special meeting of shareholders when Qualstar shareholders rejected their “handpicked” nominees.

PLEASE VOTE THE WHITE PROXY CARD TODAY

As we continue to execute on our plans for transforming Qualstar, Mr. Bronson and BKF are once again providing us with a needless and wasteful distraction. The previous failed attempts by Mr. Bronson and BKF to take control of Qualstar have forced your Board to devote significant resources – including management time and shareholder money – to protect the interests of ALL shareholders from the self-interested agenda of BKF and Mr. Bronson, when these resources could have been better devoted to our ongoing efforts to transform Qualstar and increase value for ALL shareholders.

WE BELIEVE THAT THE INTERESTS OF BKF AND MR. BRONSON

ARE NOT ALLIGNED WITH THE INTERESTS OF ALL OUR SHAREHOLDERS

Contrary to the assertions that you will hear from BKF and Mr. Bronson, we do not believe that the interests of BKF and Mr. Bronson are aligned with the interests of ALL shareholders. In fact, we believe that BKF and Mr. Bronson, through their proxy contest, are seeking rights or benefits that are substantially different from those of other Qualstar shareholders. Among other things, we believe that BKF and Mr. Bronson have not disclosed their true plans for Qualstar were it to be successful in acquiring control of Qualstar without paying shareholders a control premium.

Shareholders should take note of the following facts with respect to BKF:

●

BKF is a publicly-held shell company controlled by Mr. Bronson with three employees (including Mr. Bronson, who is not a full-time employee, and an intern), no operating business and no revenues from operations. BKF’s principal assets consist of cash and investments, along with sizable net operating tax losses.

●

BKF has publicly warned its shareholders and other investors that it is currently facing the risk of being deemed an investment company and subjected to related restrictions. BKF has also publicly warned its shareholders and other investors that were it to be deemed an investment company, it could face material adverse consequences if were not able to comply with the applicable regulatory requirements.

●

BKF needs to consummate an acquisition, merger or other business combination with a viable business entity such as Qualstar to avoid such material adverse consequences. For that reason, BKF has publicly announced that it is seeking to arrange an acquisition of a viable operating business having at least three years of operating history.

●	BKF has publicly reported in its filings with the SEC that one of the purposes of its coercive, partial tender offer was to obtain a “controlling influence” over Qualstar.

Taking these facts into consideration, we believe that BKF and Mr. Bronson are seeking control of Qualstar as a first step in facilitating their self-interested agenda to have BKF acquire Qualstar and avoid the material adverse consequences BKF has publicly announced could result from being deemed a regulated investment company. Given the opportunistic and coercive nature of the partial tender offer launched and abruptly terminated by BKF earlier this year, your Board is very concerned that any such acquisition of Qualstar would, like BKF’s unsolicited, coercive, partial tender offer, be at an inadequate price intended to deprive fellow shareholders of the ability to participate in, and benefit from, the future growth and value potential of Qualstar.

PLEASE VOTE THE WHITE PROXY CARD TODAY

Shareholders looking for further evidence as to whether the interests of BKF and Mr. Bronson may not be aligned with those of ALL other shareholders are encouraged to review the materials filed with the SEC this past January by BKF and Mr. Bronson in connection with their coercive, partial tender offer, and the statement made by BKF that in establishing the price at which it was willing to offer to purchase shares from other Qualstar shareholders to the effect that “the Purchaser [BKF] was motivated to establish the lowest price that might be acceptable to shareholders consistent with the Purchaser’s [BKF’s] objectives.”

WE BELIEVE THAT OUR BOARD NOMINEES ARE BETTER POSITIONED TO

PROTECT YOUR INTERESTS THAN THOSE HANDPICKED BY BKF AND MR. BRONSON

If Qualstar is correct in its belief that BKF has an undisclosed plan to acquire Qualstar to avoid being deemed a regulated investment company, shareholders should ask themselves how a Board composed of BKF’s handpicked nominees would respond in the event that BKF was to again make an unsolicited, coercive, partial tender offer or even an offer for all Qualstar shares. In addition, shareholders should consider whether they believe BKF’s nominees, if elected to the Qualstar Board, would require BKF, as a potential bidder for Qualstar, to compete on a level-playing field with other potential bidders for Qualstar such that shareholder value have the greatest chance of being maximized or whether a Board composed of BKF’s handpicked nominees would support or facilitate BKF’s publicly-stated objective to acquire Qualstar shares at the lowest possible price.

Given your Board’s actions in response to the unsolicited, coercive partial tender offer made by BKF and Mr. Bronson, shareholders should have no doubt whatsoever that your Board will take the necessary actions to protect them against abusive or coercive tactics used by a potential acquirer seeking to gain control of Qualstar without paying all shareholders a fair price for their shares. In the proxy statement you will receive from BKF Group, BKF’s nominees and the other participants make it abundantly clear that they disagree with the “paternalistic” actions your Board took to protect the interests of shareholders against the actions of BKF. As such, if BKF was to again make a coercive, partial tender offer to acquire your shares, you could expect a Board composed of BKF’s nominees to take a much less “paternalistic” approach to the protection of shareholders’ interests.

Your Board’s nominees are resolute in their commitment to protecting the interests of ALL shareholders and ensuring that any value maximizing transaction benefits ALL shareholders equally.

This proxy contest ultimately comes down to one simple question. You have a choice between electing:

►

Qualstar’s highly-qualified and very experienced Board nominees who are completely aligned with the best interests of ALL shareholders, are committed to ensuring that ALL shareholders have the ability to participate in, and benefit from, the future growth and value potential of Qualstar and have a proven record of protecting ALL Qualstar’s shareholders from abusive or coercive takeover tactics such as those previously used by BKF and Mr. Bronson;

OR

►

The hand-picked nominees of BKF and Mr. Bronson, taking into consideration the stated objectives of BKF and Mr. Bronson to obtain control of Qualstar and acquire Qualstar’s shares at the lowest price possible.

YOUR VOTE IS IMPORTANT!

SUPPORT YOUR BOARD’S NOMINEES

BY VOTING THE WHITE PROXY CARD TODAY

Your Board encourages shareholders to vote the enclosed WHITE proxy card and send a clear message to Mr. Bronson and BKF that you will not allow Mr. Bronson and BKF to take control of Qualstar without paying you an appropriate control premium.

To vote your shares, please vote TODAY by telephone, Internet or by signing, dating and returning the enclosed WHITE proxy card in the enclosed postage-paid envelope provided. You may also vote by phone or Internet by following the instructions on the enclosed proxy card. If you have any questions or need assistance in voting your WHITE proxy card, we encourage you to call our proxy solicitor, Mackenzie Partners, Inc., at (800) 322-2885 (Toll Free) or at (212) 929-5500.

We appreciate your continued support as we work to protect your investment and create value for all Qualstar shareholders. We look forward to communicating further with you in the coming weeks.

Sincerely,

/s/ Lawrence D. Firestone	/s/ Allen Alley

Lawrence D. Firestone	Allen Alley
Chief Executive Officer and President	Chairman of the Board of Directors

PLEASE VOTE THE WHITE PROXY CARD TODAY

IMPORTANT! PROTECT YOUR INVESTMENT! YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies, MacKenzie Partners, Inc., at the address and phone number below:

105 Madison Avenue New York, New York 10016 (212) 929-5500 (Call Collect) or Call Toll-Free (800) 322-2885 WE URGE YOU NOT TO SIGN ANY GOLD PROXY CARD SENT TO YOU BY BKF CAPITAL GROUP

Cautionary Statement Concerning Forward-Looking Statements

This communication contains forward-looking statements relating to expectations, plans or prospects for Qualstar Corporation that are based upon the current expectations and beliefs of Qualstar's management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Qualstar does not expect to, and disclaims any obligation to, publicly update any forward-looking statements whether as a result of new information, future events or otherwise. Qualstar, however, reserves the right to update such statements or any portion thereof at any time for any reason. In particular, the following factors, among others, could cause actual or future results to differ materially from those suggested by the forward-looking statements: Qualstar’s ability to successfully execute on its strategic plan and meet its long-term financial goals; Qualstar’s ability to successfully implement and recognize cost savings; Qualstar’s ability to develop and commercialize new products; industry and customer adoption and acceptance of Qualstar’s new products; Qualstar’s ability to increase sales of its products; the rescheduling or cancellation of customer orders; unexpected shortages of critical components; unexpected product design or quality problems; adverse changes in market demand for Qualstar’s products; increased global competition and pricing pressure on Qualstar’s products; and the risks related to actions of activist shareholders, including the amount of related costs.

For further information on these and other and other cautionary statements, please refer to the risk factors discussed in Qualstar’s filings with the U.S. Securities and Exchange Commission including, but not limited to, Qualstar’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such Form 10-K, and any subsequently filed reports. All documents also are available without charge through the SEC's website (www.sec.gov) or from Qualstar’s website (www.qualstar.com).

PLEASE VOTE THE WHITE PROXY CARD TODAY

Additional Information and Where To Find It

In connection with its 2013 Annual Meeting of Shareholders, Qualstar has filed a definitive proxy statement and a WHITE proxy card with the SEC on June 3, 2013, and has mailed the definitive proxy statement and WHITE proxy card to its shareholders. WE URGE INVESTORS AND SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND WHITE PROXY CARD FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT QUALSTAR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Qualstar with the SEC in connection with the 2013 Annual Meeting at the SEC’s website (www.sec.gov), at Qualstar’s website (www.qualstar.com) or by writing to Mr. Lawrence D. Firestone, President and Chief Executive Officer, Qualstar Corporation, 3990-B Heritage Oak Court, Simi Valley, CA 93063. Copies of the proxy materials may also be requested from Qualstar’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

Certain Information Regarding Participants in the Solicitation

Qualstar, its directors, nominees for director and certain officers, employees and other persons are deemed to be participants in the solicitation of proxies from shareholders in connection with the 2013 Annual Meeting of Shareholders. Information regarding the interests of such participants is included in the definitive proxy statement and other relevant documents filed and to be filed by Qualstar with the SEC in connection with the proxy solicitation.

PLEASE VOTE THE WHITE PROXY CARD TODAY

EXHIBIT 2

FOR IMMEDIATE RELEASE

For more information, contact:

Mark H. Harnett / Paul Schulman	Vanessa Lehr/Annie Leschin
MacKenzie Partners, Inc.	Investor Relations
(212) 929-5500	StreetSmart Investor Relations
(415) 775-1788

QUALSTAR SENDS LETTER TO SHAREHOLDERS

Urges Shareholders To Vote White Proxy Card And

Reject Dissident Group’s Latest Attempt To Obtain Control Of Qualstar

Without Paying Shareholders A Control Premium

SIMI VALLEY, Calif., June 10, 2013 — Qualstar Corporation (NasdaqGM: QBAK), a manufacturer of data storage solutions and high-efficiency power supplies, today announced that it is has sent the following letter to shareholders:

June 10, 2013

Dear Qualstar Shareholder:

We have previously mailed you management’s proxy materials for Qualstar Corporation’s upcoming 2013 Annual Meeting of Shareholders to be held on Friday, June 28, 2013. Since this is an important meeting, we encourage you to read these materials carefully.

Qualstar strongly urges you to vote only the WHITE proxy card and discard any gold proxy card you may receive from BKF Capital Group, Inc. and its controlling shareholder, Steven N. Bronson, and reject their latest attempt to obtain control of Qualstar without paying you a control premium. BKF and Mr. Bronson have launched a proxy contest to take control of Qualstar by attempting to replace the entire membership of your Board with their own hand-picked nominees. Their proxy contest comes on the heels of being rebuffed earlier this year in their opportunistic attempt to take control of Qualstar through an unsolicited, coercive, partial tender offer at an inadequate price that would have deprived tendering shareholders of the ability to participate in the future growth and value potential of Qualstar.

Once again, Mr. Bronson and BKF are forcing your Board and management team to devote significant resources – management time and shareholder money – to protect the interests of ALL shareholders, when these resources could better be devoted to continuing to implement our strategic plan to transform and refocus Qualstar on its core businesses and, accordingly, drive sustainable revenue, profitable growth and increasing returns for ALL shareholders.

PROTECT YOUR INVESTMENT BY

VOTING THE WHITE PROXY CARD TODAY

Your Board of Directors strongly urges you to protect your investment and vote to elect your Board’s five very experienced and highly qualified nominees – Allen H. Alley, Chester Baffa, Lawrence D. Firestone, Gerald J. “Bud” Laber and Daniel C. Molhoek – by voting the enclosed WHITE proxy card by telephone, Internet or by signing, dating and returning the enclosed WHITE proxy card in the postage paid envelope provided. This may be the most important vote you have ever made regarding Qualstar and its future.

YOUR BOARD HAS TAKEN SWIFT AND DECISIVE ACTION TO POSITION

QUALSTAR FOR LONG-TERM GROWTH AND PROFITABILITY WHICH WE BELIEVE

WILL ULTIMATELY ENHANCE THE VALUE OF YOUR INVESTMENT

Over the past year, your Board has taken swift and decisive action to position Qualstar for long-term growth and profitability which we believe will ultimately enhance the value of your investment. Over the past 12 months, almost every part of Qualstar has been transformed, including the addition of new management and independent Board members who we believe have been instrumental to our progress.

Your Board and the new leadership team are completely focused on driving increased shareholder value and have made significant strides in this area that are not yet fully reflected in our financial results. We have put in place and are executing a strategy that will position us to increase margins, generate profits and cash flow, simplify and streamline our business, leverage our industry-leading technology and resources to capitalize on large and growing markets for big data SaaS storage and distributed power supplies.

That transformation began last June when your Board appointed Lawrence D. Firestone, a highly-qualified and experienced executive, to serve as Chief Executive Officer and President of Qualstar and chart a course to transform Qualstar from being a high overhead, low margin, manufacturing-based company to a highly scalable, high margin, low overhead business that is positioned to expand its presence significantly in both the big data SaaS storage and distributed power supply markets and, thereby, create a platform for long-term growth, sustainable profitability, market leadership and increasing returns for investors. Mr. Firestone came to Qualstar with over 30 years of operations and financial management experience in global public and private companies, including significant successful turnaround and M&A expertise. Mr. Firestone was appointed to succeed William J. Gervais, who co-founded Qualstar and led it for close to 30 years as its Chief Executive Officer and President.

Qualstar’s new leadership team, led by Mr. Firestone, has designed, announced and committed to a detailed strategic plan to leverage our high performance product portfolio and re-architect Qualstar for increased shareholder value by driving profitability, cash flow and growth.

Key aspects of the strategic plan being spearheaded by Mr. Firestone include the following:

●

Strengthening leadership, functional and operational expertise: In addition to appointing Mr. Firestone as Chief Executive Officer and President, Qualstar has made other key management changes that strengthen the leadership and functional and operational expertise it needs to execute its refocused strategy. Since August 2012, we have added a Vice President of Sales for the data storage business, a senior executive in charge of operations, a new Chief Financial Officer, specialists in business systems and legal affairs, regional sales management, and other leadership that is driving progress at a break-neck pace.

●

Margin expansion. Historically, Qualstar was a manufacturing company with different product lines, carrying significant inventory and high fixed costs. With the recent outsourcing of Qualstar’s storage product manufacturing to our world-class outsourced contract manufacturing partner, CTS Electronics Manufacturing Solutions, we have taken a significant step forward in transforming Qualstar’s value proposition from being a high overhead, manufacturing-based company to a lower overhead company focused on engineering and sales.

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We completed the outsourcing of our storage product manufacturing in less than six months, and while we have increased our GAAP gross margins by 370 basis points year-over-year to 29.5% in the third fiscal quarter alone, we expect gross margins to exceed 40% from this transition.

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With Qualstar tape library products now rolling off the CTS production lines, the renowned quality and reliability of our products remains intact. This was driven in no small part by the fact that the vast majority of our skilled manufacturing staff is now employed at CTS, assembling those same Qualstar products on a volume basis.

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Improved working capital management. Under our agreement with CTS, we no longer need to carry component or raw material inventory for our storage products, which has freed up working capital. This is strengthening Qualstar’s balance sheet and positioning us for increased financial leverage going forward.

●	Revenue growth. Now that our highly efficient outsourced manufacturing strategy is largely in place, we are turning our focus to the next strategic objective in our plan – growing revenues.

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As a nimble sales and engineering organization, backed by completely scalable ISO 9000 manufacturing processes, Qualstar is now positioned to capture an increasing number of larger and more profitable sales opportunities.

►	We have been diligently at work growing our sales channels by adding VARs worldwide in both our power supply and storage businesses.

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We are particularly excited by the recent announcement of our alliance with Hitachi Data Systems, a partnership made possible by our investments in outsourced manufacturing scalability. We believe this to be the first of many alternative sales channels that we are pursuing to augment our more traditional value-added reseller (VAR) channels and grow our installed base.

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Our partners now see Qualstar as a true industry technology, thought and market leader, with confidence in our ability to deliver the volume needs of Tier One customers. As we continue to expand our channels week by week, we are increasing Qualstar’s brand awareness and market presence while exploring other channel arrangements as well.

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Reenergized product development. In the two markets we serve – data storage and power conversion – the Qualstar name has always stood for the two most desirable attributes of products for those markets: quality and reliability. Our engineers at Qualstar know how to design the products customers want with the reliability they demand. Importantly, they continue to improve upon them with every generation. As part of our strategic turnaround plan, we are reenergizing the product development spirit at Qualstar.

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Along with our other improvements, we have added meaningful structure to our engineering department to enhance our new product development. From leadership, to strengthening our processes, to adding outside resources to augment the skills of our team, we have significantly increased our expertise in testing, prototyping and reduced our time to market. With these streamlined processes in place, we are now poised to use the strength of our revitalized engineering department to expedite the development new products for existing and emerging markets.

●	Exit from unprofitable businesses. Unprofitable product lines, including legacy tape libraries and touchless pointing products, have been exited.

●	Growth by acquisitions. In addition to organic growth, we are actively exploring opportunities for sales growth through partnerships and acquisitions in both the data storage and power supply markets.

TO OVERSEE THE TRANSFORMATION OF QUALSTAR,

THE BOARD HAS ADDED THREE NEW INDEPENDENT AND HIGHLY QUALIFIED DIRECTORS AND APPOINTED AN INDEPENDENT CHAIRMAN

Over the past year, in addition to a new CEO and new CFO, Qualstar has added three new independent, highly qualified directors: Allen H. Alley, Gerald J. “Bud” Laber and Daniel C. Molhoek. The addition of these three directors, each of whom is a nominee for election to the Qualstar Board at the 2013 Annual Meeting, shows Qualstar’s continuing commitment to enhancing the composition of its Board with highly qualified, very experienced, proven business leaders with relevant expertise and fresh perspectives that enhances the breadth and depth of the Qualstar Board. Each of these new directors comes to your Board with extensive experience as members of the boards of directors of other public companies and experience in advising companies in turnaround environments. Of the four incumbent directors standing for reelection at the 2013 Annual Meeting, Allen H. Alley, Lawrence D. Firestone, Gerald J. “Bud” Laber and Daniel C. Molhoek, all but Mr. Firestone have been added to the Board since the last annual meeting.

In addition, Mr. Alley has been appointed as non-executive Chairman of the Qualstar Board. The appointment of an independent director to serve as Chairman of the Qualstar Board reinforces Qualstar's commitment to strong and independent corporate governance for the benefit of all our shareholders.

QUALSTAR IS POSITIONED FOR A BRIGHT FUTURE

We believe that the progress that has been made in transforming Qualstar into a highly scalable, low overhead business, with the volume capacity and variable cost of outsourced manufacturing that is now available to it, has positioned Qualstar to expand its presence significantly in both the big data SaaS storage and distributed power supply markets and has created a platform for long-term growth, sustainable profitability, market leadership and increasing returns for investors.

We believe that Qualstar’s future has never looked more promising and that ALL Qualstar shareholders should have the ability to participate in, and benefit from, the future growth and value potential of Qualstar that is being unlocked by the ongoing transformation of Qualstar.

BKF AND MR. BRONSON ARE ONCE AGAIN TRYING TO TAKE CONTROL

OF QUALSTAR WITHOUT PAYING YOU A CONTROL PREMIUM

The proxy contest by BKF and Mr. Bronson to replace the entire membership of the Qualstar Board with their “handpicked” nominees (and, thereby, facilitate their self-interested agenda) represents the third attempt by BKF and Mr. Bronson to take control of Qualstar without paying shareholders an appropriate premium for such control. Qualstar calls to the attention of shareholders the following previous failed attempts by BKF and Mr. Bronson to take control of Qualstar without paying shareholders an appropriate control premium:

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BKF’s failure to take control of Qualstar through an unsolicited, coercive and inadequate partial tender offer - Had the tender offer been completed and fully subscribed, BKF and Mr. Bronson would have collectively owned approximately 43.2% of Qualstar’s outstanding shares, tendering shareholders would have been deprived of the ability to participate in, and benefit from, the future growth and value potential of Qualstar, and non-tendering shareholders would have been left with a very illiquid security in a company controlled by BKF and Mr. Bronson. While the tender offer’s termination eliminated the need for the Qualstar Board to make a recommendation, it was the unanimous view of your Board that BKF’s unsolicited partial tender offer was inadequate and was not in the best interests of Qualstar and all of its shareholders.

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BKF’s failure to take control of Qualstar through a special meeting of shareholders – A year ago, BKF and Mr. Bronson were rebuffed in their attempt to replace the entire membership of your Board at a special meeting of shareholders when Qualstar shareholders rejected their “handpicked” nominees.

As we continue to execute on our plans for transforming Qualstar, Mr. Bronson and BKF are once again providing us with a needless and wasteful distraction. The previous failed attempts by Mr. Bronson and BKF to take control of Qualstar have forced your Board to devote significant resources – including management time and shareholder money – to protect the interests of ALL shareholders from the self-interested agenda of BKF and Mr. Bronson, when these resources could have been better devoted to our ongoing efforts to transform Qualstar and increase value for ALL shareholders.

WE BELIEVE THAT THE INTERESTS OF BKF AND MR. BRONSON

ARE NOT ALLIGNED WITH THE INTERESTS OF ALL OUR SHAREHOLDERS

Contrary to the assertions that you will hear from BKF and Mr. Bronson, we do not believe that the interests of BKF and Mr. Bronson are aligned with the interests of ALL shareholders. In fact, we believe that BKF and Mr. Bronson, through their proxy contest, are seeking rights or benefits that are substantially different from those of other Qualstar shareholders. Among other things, we believe that BKF and Mr. Bronson have not disclosed their true plans for Qualstar were it to be successful in acquiring control of Qualstar without paying shareholders a control premium.

Shareholders should take note of the following facts with respect to BKF:

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BKF is a publicly-held shell company controlled by Mr. Bronson with three employees (including Mr. Bronson, who is not a full-time employee, and an intern), no operating business and no revenues from operations. BKF’s principal assets consist of cash and investments, along with sizable net operating tax losses.

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BKF has publicly warned its shareholders and other investors that it is currently facing the risk of being deemed an investment company and subjected to related restrictions. BKF has also publicly warned its shareholders and other investors that were it to be deemed an investment company, it could face material adverse consequences if were not able to comply with the applicable regulatory requirements.

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BKF needs to consummate an acquisition, merger or other business combination with a viable business entity such as Qualstar to avoid such material adverse consequences. For that reason, BKF has publicly announced that it is seeking to arrange an acquisition of a viable operating business having at least three years of operating history.

●	BKF has publicly reported in its filings with the SEC that one of the purposes of its coercive, partial tender offer was to obtain a “controlling influence” over Qualstar.

Taking these facts into consideration, we believe that BKF and Mr. Bronson are seeking control of Qualstar as a first step in facilitating their self-interested agenda to have BKF acquire Qualstar and avoid the material adverse consequences BKF has publicly announced could result from being deemed a regulated investment company. Given the opportunistic and coercive nature of the partial tender offer launched and abruptly terminated by BKF earlier this year, your Board is very concerned that any such acquisition of Qualstar would, like BKF’s unsolicited, coercive, partial tender offer, be at an inadequate price intended to deprive fellow shareholders of the ability to participate in, and benefit from, the future growth and value potential of Qualstar.

Shareholders looking for further evidence as to whether the interests of BKF and Mr. Bronson may not be aligned with those of ALL other shareholders are encouraged to review the materials filed with the SEC this past January by BKF and Mr. Bronson in connection with their coercive, partial tender offer, and the statement made by BKF that in establishing the price at which it was willing to offer to purchase shares from other Qualstar shareholders to the effect that “the Purchaser [BKF] was motivated to establish the lowest price that might be acceptable to shareholders consistent with the Purchaser’s [BKF’s] objectives.”

WE BELIEVE THAT OUR BOARD NOMINEES ARE BETTER POSITIONED TO

PROTECT YOUR INTERESTS THAN THOSE HANDPICKED BY BKF AND MR. BRONSON

If Qualstar is correct in its belief that BKF has an undisclosed plan to acquire Qualstar to avoid being deemed a regulated investment company, shareholders should ask themselves how a Board composed of BKF’s handpicked nominees would respond in the event that BKF was to again make an unsolicited, coercive, partial tender offer or even an offer for all Qualstar shares. In addition, shareholders should consider whether they believe BKF’s nominees, if elected to the Qualstar Board, would require BKF, as a potential bidder for Qualstar, to compete on a level-playing field with other potential bidders for Qualstar such that shareholder value have the greatest chance of being maximized or whether a Board composed of BKF’s handpicked nominees would support or facilitate BKF’s publicly-stated objective to acquire Qualstar shares at the lowest possible price.

Given your Board’s actions in response to the unsolicited, coercive partial tender offer made by BKF and Mr. Bronson, shareholders should have no doubt whatsoever that your Board will take the necessary actions to protect them against abusive or coercive tactics used by a potential acquirer seeking to gain control of Qualstar without paying all shareholders a fair price for their shares. In the proxy statement you will receive from BKF Group, BKF’s nominees and the other participants make it abundantly clear that they disagree with the “paternalistic” actions your Board took to protect the interests of shareholders against the actions of BKF. As such, if BKF was to again make a coercive, partial tender offer to acquire your shares, you could expect a Board composed of BKF’s nominees to take a much less “paternalistic” approach to the protection of shareholders’ interests.

Your Board’s nominees are resolute in their commitment to protecting the interests of ALL shareholders and ensuring that any value maximizing transaction benefits ALL shareholders equally.

This proxy contest ultimately comes down to one simple question. You have a choice between electing:

►	Qualstar’s highly-qualified and very experienced Board nominees who are completely aligned with the best interests of ALL shareholders, are committed to ensuring that ALL shareholders have the ability to participate in, and benefit from, the future growth and value potential of Qualstar and have a proven record of protecting ALL Qualstar’s shareholders from abusive or coercive takeover tactics such as those previously used by BKF and Mr. Bronson;

OR

►

The hand-picked nominees of BKF and Mr. Bronson, taking into consideration the stated objectives of BKF and Mr. Bronson to obtain control of Qualstar and acquire Qualstar’s shares at the lowest price possible.

YOUR VOTE IS IMPORTANT!

SUPPORT YOUR BOARD’S NOMINEES

BY VOTING THE WHITE PROXY CARD TODAY

Your Board encourages shareholders to vote the enclosed WHITE proxy card and send a clear message to Mr. Bronson and BKF that you will not allow Mr. Bronson and BKF to take control of Qualstar without paying you an appropriate control premium.

To vote your shares, please vote TODAY by telephone, Internet or by signing, dating and returning the enclosed WHITE proxy card in the enclosed postage-paid envelope provided. You may also vote by phone or Internet by following the instructions on the enclosed proxy card. If you have any questions or need assistance in voting your WHITE proxy card, we encourage you to call our proxy solicitor, Mackenzie Partners, Inc., at (800) 322-2885 (Toll Free) or at (212) 929-5500.

We appreciate your continued support as we work to protect your investment and create value for all Qualstar shareholders. We look forward to communicating further with you in the coming weeks.

Sincerely,

/s/ Lawrence D. Firestone	/s/ Allen Alley

Lawrence D. Firestone	Allen Alley
Chief Executive Officer and President	Chairman of the Board of Directors

About Qualstar Corporation

Qualstar, founded in 1984, is a diversified electronics manufacturer specializing in data storage and power supplies. Qualstar’s products are known throughout the world for high quality and Simply Reliable designs that provide years of trouble-free service. More information is available at www.qualstar.com or www.n2power.com or by phone at 805-583-7744.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains forward-looking statements relating to expectations, plans or prospects for Qualstar Corporation that are based upon the current expectations and beliefs of Qualstar's management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Qualstar does not expect to, and disclaims any obligation to, publicly update any forward-looking statements whether as a result of new information, future events or otherwise. Qualstar, however, reserves the right to update such statements or any portion thereof at any time for any reason. In particular, the following factors, among others, could cause actual or future results to differ materially from those suggested by the forward-looking statements: Qualstar’s ability to successfully execute on its strategic plan and meet its long-term financial goals; Qualstar’s ability to successfully implement and recognize cost savings; Qualstar’s ability to develop and commercialize new products; industry and customer adoption and acceptance of Qualstar’s new products; Qualstar’s ability to increase sales of its products; the rescheduling or cancellation of customer orders; unexpected shortages of critical components; unexpected product design or quality problems; adverse changes in market demand for Qualstar’s products; increased global competition and pricing pressure on Qualstar’s products; and the risks related to actions of activist shareholders, including the amount of related costs.

For further information on these and other and other cautionary statements, please refer to the risk factors discussed in Qualstar’s filings with the U.S. Securities and Exchange Commission including, but not limited to, Qualstar’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such Form 10-K, and any subsequently filed reports. All documents also are available without charge through the SEC’s website (www.sec.gov) or from Qualstar’s website (www.qualstar.com).

Additional Information and Where To Find It

In connection with its 2013 Annual Meeting of Shareholders, Qualstar has filed a definitive proxy statement and a WHITE proxy card with the SEC on June 4, 2013, and has mailed the definitive proxy statement and WHITE proxy card to its shareholders. WE URGE INVESTORS AND SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND WHITE PROXY CARD FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT QUALSTAR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Qualstar with the SEC in connection with the 2013 Annual Meeting at the SEC’s website (www.sec.gov), at Qualstar’s website (www.qualstar.com) or by writing to Mr. Lawrence D. Firestone, President and Chief Executive Officer, Qualstar Corporation, 3990-B Heritage Oak Court, Simi Valley, CA 93063. In addition, copies of the definitive proxy materials may be requested from the Company’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

Certain Information Regarding Participants in the Solicitation

Qualstar, its directors, nominees for director and certain officers, employees and other persons are deemed to be participants in the solicitation of proxies from shareholders in connection with the 2013 Annual Meeting of Shareholders. Information regarding the interests of such participants is included in the definitive proxy statement and other relevant documents filed and to be filed by Qualstar with the SEC in connection with the proxy solicitation.